Noncontrolling Interest	12 Months Ended
Dec. 31, 2010
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure
NONCONTROLLING INTEREST
Noncontrolling interest represents: (i) the 50% interest in Borgata, held by the Divestiture Trust for the economic benefit of MGM, which was initially recorded at fair value, at the date of the effective change in control, on March 24, 2010; and (ii) all 100% of the members' equity interest in LVE, the variable interest entity which was consolidated in our financial statements effective January 1, 2010, but in which we hold no equity interest. Pursuant to the authoritative guidance for noncontrolling interests, a noncontrolling interest continues to be attributed its share of losses even if that attribution results in a deficit noncontrolling interest balance, as is the case with LVE as presented below.
Changes in the noncontrolling interest since such date are as follows (in thousands):

	Borgata	LVE	Total
Beginning balance	$325,580	$(6,259)	$319,321
Distributions	(123,422)	—	(123,422)
Attributable net income	17,098	(8,720)	8,378
Comprehensive income	—	1,261	1,261
Balance December 31, 2010	$219,256	$(13,718)	$205,538

Borgata
Distributions
In connection with the refinancing of the Borgata credit facility in August 2010, the Holding Company made a $123.4 million one-time distribution to the Divestiture Trust, reflected above as a distribution to the noncontrolling interest.

LVE
Comprehensive Income
LVE has entered into interest rate derivative contracts in order to hedge exposure to increasing interest rates, and the impact of those rates on the cash flows of its variable-rate debt. LVE's active interest rate swaps are as follows (notional amount and fair value in thousands):

Effective Date	Notional Amount	Fixed Rate	Maturity Date
Derivatives Designated as Hedging Instruments:
December 21, 2007	$131,986	4.59%	November 1, 2013

Derivatives Not Designated as Hedging Instruments:
December 21, 2007	100,000	3.42%	November 1, 2013
Totals	$231,986

The fair value of these derivatives was $19.9 million at December 31, 2010, which represents the amount LVE would have to pay the counterparty to terminate these contracts as of such date.

At inception, these interest rate derivatives were designated as cash flow hedges and determined to be highly effective. The differential to be paid or received as a result of these swaps is accrued as interest rate changes and it recognized as an adjustment to interest expense. The net effect of LVE's floating-to-fixed interest rate swaps resulted in incremental interest expense of $2.6 million for the year ended December 31, 2010, as compared to the contractual rate of the underlying hedged debt. The change in fair value of the effective portion of these derivative has been recorded in accumulated other comprehensive loss. During the year ended December 31, 2010, LVE recognized $1.3 million, in comprehensive income related to the changes in the fair value of the effective portion of these hedge.
Prior to January 1, 2010, the date LVE is first reflected herein, hedge accounting was discontinued on the interest rate swap related to the taxable debt because it was not longer expected to be highly effective in hedging the exposure to increased interest rates and the impact of those rates on cash flows. The ineffective portion of the swap, which caused the variable-rate debt to increase at a slower pace than the contractual increases in notional amount of the swap.